Exhibit 99.1

Merrill Lynch New York City

March 16, 2005

Attending Today

Joseph D. Rupp – President and Chief Executive Officer John E. Fischer – VP Finance and Controller John L. McIntosh – President, Chlor Alkali Products Richard E. Koch – Vice President, Investor Relations and Public Affairs

Company Overview

Olin

Year Ending Dec. 2004 Revenue: $1,997 Pretax Inc. from Cont. Ops.: 79

Metals

Specialty Copper-Based Products and Related Engineered Materials Revenue: $1,230 Income.: $51

Chlor Alkali

North American Producer of Chlorine and Caustic Soda Revenue: $448 Income.: $83

Winchester

North American Producer of Ammunition

Revenue: $319 Income.: $22

All financials are for the year ending 2004 and in millions of U.S. dollars. Shown above is income before taxes from continuing operations. Additional information is available on Olin’s website www.olin.com in the Investor Relations section.

Olin Corporate Strategy

Olin Corporation Goal: Superior Shareholder Returns

TRS in Top Third S&P Mid Cap 400 ROCE Over Cost of Capital Over the Cycle

Focused Portfolio of Businesses Global Market Leadership Operational Excellence

Improve Profitability of the Metal Business

Increase the Value of and Generate Cash From Chlor Alkali Leverage Winchester’s Strengths

#1 or #2 in the Markets We Choose to Serve Strong Technical Innovation in Metals and Winchester Increase Metal’s Worldwide Presence

A Low Cost Producer in Our Strategic Businesses Continuous Improvement in Operating Margins

Investment Highlights

Significant Operating Leverage

Chlor Alkali Selling Prices Have Improved Sequentially and Future Increases are Expected Particularly as a Result of Higher Caustic Prices A Better Economy Improved Metals Results in 2004 over 2003 Winchester Has Additional Earnings Potential from Defense Related Opportunities

Olin 2004

Sales Increased 28% vs. 2003

Metal Sales Increased Because of Stronger Shipments and Higher Copper Prices

Chlor Alkali Sales Increased Due to Higher Volumes and Selling Prices

Income from Continuing Operations was $0.74 Per Diluted Share in 2004 Compared to $0.01 in 2003

First Quarter 2005

On February 9, 2005, We Projected Our EPS to be in $0.40 Per Diluted Share Range for 1Q05

Earnings in Chlor Alkali Expected to Increase over 4Q04 Levels

Winchester and Metals Expected to Experience Seasonal Improvements over 4Q04 Levels

Chlor Alkali Products

2004 vs. 2003

Demand Was Up 6% Over 2003 Levels Price Increase Announcements for Chlorine and Caustic Over the Last 4 Quarters Substantial Profit Improvement For Full Year 2004 and Into 2005

Olin ECU Netbacks

1Q04 300 2Q04 300 3Q04 335 4Q04 410

Olin Operating Rates Expected to Be Near Capacity (ex. Planned Outages) in 2005

Olin Chlor Alkali Factors

Olin’s Electricity Costs Have Increased Over the Last Five Years, But Have Remained Well Below Natural Gas Generated Electricity Prices High Gas Prices Impacting Other Chlor Alkali Producers Have Caused Pricing Pressures for Last 2-3 Years

($1 / MMBTU = $25-$35 / ECU)

Olin Has Leading Capacity Share in Eastern U.S.

Total Industry Capacity

Bayer 2%

Mexichem Other

2% 8% Georgia Gulf

3% Dow Vulcan 32% 5% Pioneer 5%

Formosa 6%

Olin 8%

Occidental PPG 17% 12%

4th Overall in U.S. Capacity Largest Producer East of the Mississippi River Olin Has 1.22 Million ECU Capacity Per Year (1) A $10 / ECU Change Equates to an $11 Million Change in Pretax Income at Full Capacity, or $.10 per share @ 40% tax rate

Source: CMAI Chlor Alkali Report

(1) Includes Olin’s share of SunBelt joint venture

North America 2004 Chlorine Demand

Inorganics

6% Others Chlorinated Inter.

Water 14% 9% Treatment 5% Pulp & Paper 1%

Vinyls Organics 39% 26%

United States 92%

Mexico 3%

Canada 5%

Domestic Demand = 13.3 Million Metric Tons

Houston London Singapore Dubai

Prepared exclusively for Olin

North America Chlorine Demand

Million Metric Tons

15 12 9 6 3 0

99 00 01 02 03 04 05 06 07 08 09

%AAGR 2004-09

Vinyls -0.6 Organics 2.4 Chlorinated Inter. -0.4 Inorganics -0.1 Pulp & Paper -4.6 Water Treatment 1.4 Others 1.2

%AAGR Demand 0.6%

Houston London Singapore Dubai

Prepared exclusively for Olin

North America 2004 Caustic Soda Demand

Others Water Treatment

3% 12%

Pulp & Paper Inorganics 25% 22%

Alumina 4% Organics Soaps/Detergents/ 24% Textiles 10%

United States 86%

Mexico 4% Canada 10%

Domestic Demand = 13.5 Million Dry Metric Tons

Houston London Singapore Dubai

Prepared exclusively for Olin

North America Caustic Soda Demand

Million Dry Metric Tons

15 12 9 6 3 0

99 00 01 02 03 04 05 06 07 08 09

%AAGR 2004-09

Pulp & Paper 1.0 Alumina -1.3 Organics 1.8

Soaps/Deterg./Textiles 0.7 Inorganics 1.2 Water Treatment 1.7 Others 1.6

%AAGR Demand 1.2%

Houston London Singapore Dubai

Prepared exclusively for Olin

North America Chlor Alkali Forecast

North America Chlor Alkali Capacity Reductions Since 2000

Short

Company Location Tons as

Chlorine

Dow Plaquemine, LA 385,000

Oxy Vinyls LP Deer Park, TX 382,800

Pioneer Tacoma, WA 226,600

Atofina Portland, OR 224,400

La Roche Gramercy, LA 198,000

Dow Ft. Saskatchewan 159,500

Holtra Chem Orington, ME 80,300

Cedar Chem Vicksburg, MS 49,500

Oregon Albany, OR 5,500

(Metallurgical Oremet)

OXY Delaware City, DE 80,000

Formosa Plastics Baton Rouge, LA 260,000

Total Reductions 2,051,600

North America Chlor Alkali Capacity Reductions Since 2000

Short Tons

Company Location as

Chlorine

Vulcan C-A Geismer, LA 214,500

Westlake Calvert City, KY 48,400

Oxy Muscle Shoals, AL 13,200

Oxy Delaware City, DE 4,400

Oxy Mobile, AL 4,400

SunBelt Mobile, AL 40,000

Total Additions 324,900

Reductions 2,051,600

Additions (324,900)

Total Reductions 1,726,700

Source: CMAI

CMAI Estimates of ECU Prices*

(For Chlorine to Chemicals and Diaphragm Grade Caustic) $700 $600 $500 $400 $300 $200 $100 $0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

* ECU Prices Before Freight and Other Allowances

2004 Industry Highlights

Chlorine And Caustic Demand Grew 6.0% Over 2003 Levels Improving Operating Rates To Near Capacity ECU Prices Have Increased To Record Levels By Fourth Quarter Of 2004 The Chlor-alkali Business Cycle Is Approaching The Next Peak 2005/2006. The Last Cycle Peak Was 1995/1996, Some 10 Years Ago The Uncertainty Of Energy Prices Has Curtailed Capacity Increase Announcements Even Though The Industry Is Running At Capacity Transportation Issues Negatively Affected Costs

Olin Chlor Alkali Products

Products

Chlorine / Caustic Soda

Sodium Hydrosulfite

Hydrochloric Acid and Sodium Hypochlorite

Potassium Hydroxide (KOH)

End Uses

Pulp & paper processing, chemical manufacturing, water purification, manufacture of vinyl chloride, bleach, swimming pool chemicals & urethane chemicals

Paper and clay bleaching Textile dye reducing agent

Industrial & institutional cleaners, textile bleaching Food Products Fertilizer manufacturing, soaps, detergents and cleaners, battery manufacturing, food processing chemicals, deicers

Olin’s Chlor Alkali Strategy

Be the Preferred Supplier to Non-Integrated Chlor Alkali Customers Continue to Drive Cost Improvements Through Manufacturing and Logistic Optimization Continue Our Partnership Philosophy With Our Customers Significant Opportunities to Increase the Value of the Business at Modest Capital Cost Be a Strong Cash Generator and Value Enhancer to Olin Corporation

2004 / 2005 Price Increase Announcements in $ per ton

Feb. 2004: Chlorine $75 Apr.: Caustic $50 May: Chlorine $20; Caustic $45 July: Caustic $65 Sept.: Chlorine $20; Caustic $45 Nov.: Chlorine $20; Caustic $50 Feb. 2005: Chlorine $20; Caustic $40 Total Chlorine: $155; Caustic $295

*Caustic Price Increases Shown are for Diaphragm Grade. Membrane Grade Price Increases

Were Higher.

Impact Of High Chlorine Prices On Chlor Alkali Profitability

Chlorine Buyers are Highly Concentrated Some Large Chlorine Buyers Have Contractual Caps and /or Discounts Which Dampen Impact of Price Increases at High End of Contract Range Chlorine Contracts are Multi-Year and Recognize Cycle Pricing Trends Olin Has Been Able to Increase Chlorine Selling Prices Above Our Historical Highs

Caustic Price Increases Are A Key to Higher ECU Values

Historically, Olin’s Chlor Alkali Business Has Seen Peak Earnings During Times of High Caustic Prices Caustic Customers are Smaller and More Numerous Caustic Demand Improvement Normally Lags Chlorine by Six Months Olin Sells 10% More Caustic Than Chlorine Proximity to Customers Creates a Freight Advantage

Metals

Olin is Leading Manufacturer of Copper Alloy Strip and Brass Rod in the U.S. Large Size Provides Economies of Scale and Manufacturing Efficiencies Olin Possesses Leading Technology Position Olin is the Leading Copper Based Sheet and Strip Distributor in the U.S.

Metals

Earnings Leverage as a Result of Cost Cutting and Capacity Rationalization As the Following Slides Show, 2001, 2002 and 2003 Were Well Below Historical Consumption In 2004, Demand Increased Over 2003 for Both Sheet and Rod Products by 13% and 8%, Respectively

U.S. Strip Consumption

In MM Pounds

1800 1600 1400 1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003 2004

U.S. Brass Rod Consumption

In MM Pounds

1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003 2004

2004 Metals Income Increased

vs. 2003

Sales Increased 44% From $855 Million in 2003 to $1.230 Billion in 2004

Shipment Volumes Increased 11%

Higher Copper Prices and Product Mix Accounted for 33% of Increase

Income Increased From $9 Million in 2003 to $51 Million in 2004 Shipments to Automotive Segment up 3%, Coinage up 37%, Ammunition up 25%, Electronics down 3%, Building Products up 3%

Olin First Quarter 2005 Demand Expectations

Strip Volumes are Estimated to Increase 15% from 4Q04 but be 5% Below 1Q04

1Q05 below 1Q04 Due to Weakness in Automotive and Certain Electronic Market Segments.

Rod Volumes Estimated to Increase 15% from 4Q04 and Up 5% from 1Q04

Continued Strength In Construction and Industrial Market Segment

Winchester Products

Products

Winchester ® sporting ammunition — shot-shells, small caliber centerfire & rimfire ammunition

Small caliber military ammunition Industrial products — 8 gauge loads & powder-actuated tool loads

End Uses

Hunters & recreational shooters, law enforcement agencies

Infantry and mounted weapons

Maintenance applications in power & concrete industries, powder-actuated tools in construction industry

Winchester

2004 vs. 2003

Sales Up 5% From $303 Million in 2003 to $319 Million in 2004 Primarily Due to Higher Commercial Demand Income Was $21.9 Million in 2004 Compared to $21.6 Million in 2003 Higher Commercial Sales Offset in Part by Increased Commodity Costs

Rimfire

To Improve Its Competitive Position, Winchester is Relocating Its Rimfire Manufacturing Operation from East Alton to Oxford, MS.

Expect New Facility to be Operational in Spring 2005

Winchester’s Military Business Is Growing

In May 2004, Winchester Began Deliveries Of 5.56MM M855 Ball Ammunition As Part Of A $18 Million Contract. Winchester Was Awarded A $6.5 Million Contract By The US Army To Produce 7.62MM M80 Ball Linked Ammunition With Deliveries Beginning In 2005 And Continuing Through A Portion Of 2006.

Winchester Potential Second Source for US Army

The Contract Is Being Competitively Bid Olin’s Winchester Division Is Bidding As Part Of The General Dynamics Team Second Source Contract Could Generate $150 Million Of Revenue Per Year According to Military Estimates Contract Award Expected in June 2005

Financial Highlights

In February, 2004 Issued $178 Million of Common Stock to Strengthen Balance Sheet and Increase Financial Flexibility

$ 125 Million Pension Contribution Made in

February 2004

Additional $ 43 Million Voluntary Contribution in

September 2004

Repaid $ 27 Million of Debt in 2004 and Expected

to Repay $ 52 Million in 2005

Financial Highlights

(continued)

2005 Pension Expense Expected to Increase by $16 Million Over 2004 Projected 2005 Effective Tax Rate of 39% Commitment to Investment Grade Credit Rating Capital Spending Levels Expected to Be in Line With Depreciation in 2005

Cap. Ex. and D&A

$100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

($ MM)

95

87 88

80 81 82

76 78 78 78

73 74 73 73 65

55 55 41

1997 1998 1999 2000 2001 2002 2003 2004 2005E

Capital Expenditures D&A

Investment Rationale

Potential for Improved Performance Based On:

Higher Expected ECU Prices

Metals Results Will Depend on Demand In Key Sectors of the Economy Such as Automotive, Electronics, Coinage, Building Products, Ammunition, and Industrial Construction Winchester Participation in Increased Military Spending

Strong Financial Discipline

Commitment to Investment Grade Rating Dividend for 313 Consecutive Quarters

Yield @ $20.00 = 4%; @$25.00 = 3.2%; @$30.00 = 2.7%

Corporate Office Moves

Moved Norwalk, CT Headquarters to Clayton, MO at the End of 2004 Decision Driven By Organizational, Strategic, Economic Reasons One-time Costs of Approximately $12 Million; Annualized Savings of about $6 Million

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2004 and in Olin’s Fourth Quarter 2004 Earnings Release. These reports are filed with the U.S. Securities and Exchange Commission.

Proud Heritage … Promising Future